EXHIBIT 10-2

                             FINDER'S FEE AGREEMENT

                                    BETWEEN

                           MEDIAN INTERNATIOANL CORP.

                                      AND

                                  DAVID SIDOO

                                     DATED

                                 MARCH 8, 2005







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                             FINDER'S FEE AGREEMENT


THIS AGREEMENT made as of March 8, 2005.


BETWEEN:

                  MEDINA INTERNATIONAL CORP. a Nevada corporation having an office at 1305 - 1090 West Georgia Street Vancouver, BC, V6E 3V7
                  ("Medina")

AND:

                  DAVID SIDOO, a businessman having an office at 1729 Acadia Road, Vancouver, BC V6T 1R2
                  ("Finder")


A. Finder is able to introduce certain potential financiers or acquirers directly or indirectly to Medina;

B. The parties have agreed to the payment by Medina to Finder of certain fees respecting the provision of the services if a Financing (as defined below) can be arranged.

NOW THEREFORE this Agreement witnesses that in consideration of the premises and mutual covenants and agreements contained herein, the parties agree as follows:

1. In this agreement the following terms shall have the following meanings:


         (a) "Finder's Fee" has the meaning assigned thereto in Section 4 hereof;

         (b)      "Financier" is a person who completes a Financing with Medina;

         (c) "Financing" means any of the following transactions involving Medina made or arranged by or through the efforts of any party introduced directly or indirectly by Finder, including:

                  (i) any acquisition, disposition or equity investment of a portion or an interest in Medina;

                  (ii) any loan or other credit transaction involving Medina which could be reasonably interpreted under common language usage as a financing; or

                  (iii)    acquisition  by  or  of  a  publicly  listed  company
                           (Pubco) on any stock exchange or public trading market.

         (d)      "Term" has the meaning assigned thereto in Section 2 hereof.



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                                      -2-


2. This Agreement will commence as of the date first above written and will continue in full force and effect for a period of 6 months thereafter (the "Term").

3. Finder agrees to introduce Medina and its business to potential Financiers who, in Finder's opinion, may be interested in providing a Financing to Medina.

4. Medina hereby agrees to pay to Finder a finder's fee (the "Finder's Fee") equal to ten percent (10%) percent in cash of any amounts received by Medina as proceeds in connection with any Financing consummated by Medina at any time with any Financier introduced to Medina by Finder, provided that such introduction was made during the Term. The Finder's Fee is payable notwithstanding any other fees or commissions payable by Medina or its shareholders to other parties who may arrange such Financing. Medina has the sole discretion whether to consummate any Financing on terms acceptable to it.

5. Medina will pay the Finder's Fee immediately upon receipt of proceeds from the closing of a Financing for which a Finder's Fee is payable. In the event that any such Financing is carried out in stages, or paid in stages, Medina will advance the Finder's Fee in portions which correspond to the stages of payments received by Medina or its shareholders.

6. Notwithstanding anything else in this Agreement, Medina shall be liable to pay the Finder's Fee only in the event that a Financing is completed to one or more of the contacts listed by Finder and agreed in advance of investment by the Finder and Medina jointly. The list will be limited to those contacts as Medina has accepted in its sole discretion. Any approved potential Financier may choose to conduct a Financing through a related entity or person and in such case the Finder's Fee will still be payable.

7. In carrying out its duties hereunder, Finder will provide to potential Financiers only information which has been filed by Medina with the Securities and Exchange Commission (the "Public Record") and such other written information that Medina's authorized officers have delivered to Finder (the "Additional Information") for the purpose of attracting the Financing. If the Additional Information is material and has not been publicly disclosed, Finder will not disclose it to any party who has not signed a Regulation FD Confidentiality Agreement, and Finder will not trade in securities of Medina while in possession of such undisclosed material information.

8. Medina will indemnify the Finder from costs, claims and lawsuits Finder is required to pay or defend which arise from a material misrepresentation in Medina's Public Record or Additional Information which Finder relied upon and without knowing of the misrepresentation provided to Financiers.

9. This Agreement and the rights, duties, and obligations of any party hereunder will not be assigned by any party hereto without the prior written consent of the other, which consent will not be unreasonably withheld.

10. There are no representations, warranties, collateral agreements, or conditions except as herein specified.

11.      This  Agreement  will enure to the  benefit of and be binding  upon the
         parties  and  their  respective   heirs,   executors,   administrators,
         successors, and assigns.


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                                      -3-


12. The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

13. This Agreement will be governed by and construed in accordance with the law of the Province of British Columbia.

14. Any notice required or permitted to be given to any of the parties to this Agreement will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of such party first above stated or such other address as any party may specify by notice in writing to the other party and any such notice will be deemed to have been given and received by the party to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

15. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

16. Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States of America.

17. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first set forth above.


         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

MEDINA INTERNATIONAL CORP.

Per:
     /s/ Nick DeMare
     --------------------
     Authorized Signatory


SIGNED, SEALED and DELIVERED by  )
DAVID SIDOO in the presence of:  )
                                 )
/s/ Manjy Sidoo                  )
-------------------------------  )
Signature                        )
                                 )
Mangy Sidoo                      )                    /s/ David Sidoo
-------------------------------  )                    --------------------------
Print Name                       )                    DAVID SIDOO
                                 )
1729 Acadia Road                 )
Vancouver, BC                    )
-------------------------------  )
Address                          )
                                 )
Housewife                        )
-------------------------------  )
Occupation                       )